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                            [COMERICA LETTERHEAD]


June 26, 1996                                                    EXHIBIT 10.31



Mr. Wes Hardenburg
Chief Financial Officer
Osmic, Inc.
1788 Northwood Drive
Troy, MI 48084

Dear Wes:

On behalf of Comerica Bank, I am pleased to provide the following arrangements:

        Borrower                :       Osmic, Inc.

        Facility                :       Up to a $450,000.00 installment loan

        Purpose                 :       Acquisition of machinery and equipment

        Amortization Term       :       Up to sixty (60) months

        Advance Rate            :       Up to ninety percent (90%) of cost

        Security                :       First lien on all corporate assets
                                        including Accounts Receivable,
                                        Inventory, and Machinery and Equipment.

        Rate                    :       Prime + 1%, floating

        Fees                    :       None


The terms of this commitment include the following conditions:

        -Annual audited financial statements
        -Quarterly direct statements




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                            [COMERICA LETTERHEAD]


MR. WES HARDENBURG
JUNE 26, 1996
PAGE TWO



As a condition to funding this credit facility, Comerica must be provided with all documents and information required by Comerica in form and substance satisfactory to Comerica. A further condition of advancing under this credit facility is Comerica's continued satisfaction with Borrower's financial condition, operations, and economic environment which may be reviewed by Comerica at any time.

This commitment must be accepted by July 31, 1996, and closed by August 31, 1996.

Upon your acceptance of the terms outlined above, please sign and return this Commitment Letter to me at your earliest convenience.

Sincerely,

Michael D. Malaga
Michael D. Malaga



Accepted and Agreed to this ____________________ day of ______________, 1996



OSMIC, INC.



By:  ________________

Its: ________________





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